Equity Capital Structure	12 Months Ended
Dec. 31, 2023
Equity Capital Structure [Abstract]
Equity Capital Structure
7.	Equity Capital Structure:

Under Toro’s initial Articles of Incorporation dated July 29, 2022, Toro’s authorized capital stock consisted of 1,000 shares par value $0.001 per share. On March 2, 2023, the Company’s articles of incorporation were amended and restated and Toro’s authorized capital stock was increased to 3,900,000,000 common shares, par value $0.001 per share and 100,000,000 preferred shares, par value $0.001 per share. In connection with the Spin-Off (Note 1), on March 7, 2023 Toro issued to Castor (Note 8) (i) 9,461,009 common shares with one vote per share, and (ii) 140,000 Series A Preferred Shares, with a stated value of $1,000 and par value of $0.001 per share, and no voting power, and issued to Pelagos Holdings Corp, a company controlled by Toro’s Chairman and Chief Executive Officer, 40,000 Series B Preferred Shares. Such common shares were distributed on March 7, 2023 pro rata to the shareholders of record of Castor as of February 22, 2023 at a ratio of one Toro common share for every ten Castor common shares. Refer to Note 1 for further details on the Spin-Off and issuance of such shares.

Each Series B Preferred Share has the voting power of 100,000 common shares and counts for 100,000 votes for purposes of determining quorum at a meeting of shareholders. Upon any liquidation, dissolution or winding up of the Company, the Series B preferred shares shall have the same liquidation rights as and pari passu with the common shares up to their par value of $0.001 per share and, thereafter, the Series B Preferred Shares have no right to participate further in the liquidation, dissolution or winding up of the Company.

Private Placement of Common Shares

On April 17, 2023, Toro entered into a subscription agreement with Pani, a company controlled by Toro’s Chairman and Chief Executive Officer, pursuant to which Toro issued and sold, and Pani purchased, 8,500,000 common shares, par value $0.001 per share, at a purchase price of $2.29 per share, for gross proceeds of $19,465,000, less issuance costs of $817,764. The 8,500,000 common shares were issued on April 19, 2023 in a private placement pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Share Repurchase Program

On November 6, 2023, the Board of Directors of the Company approved a share repurchase program, authorizing the repurchase of up to $5.0 million of the Company’s common shares commencing November 10, 2023, through to March 31, 2024. Shares may be repurchased in open market and/or privately negotiated transactions. The timing, manner and total amount of any share repurchases will be determined by management at its discretion and will depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing share prices, and other considerations. The authorization does not obligate the Company to acquire any specific amount of common shares. During the year ended December 31, 2023, the Company repurchased under its share repurchase program 222,600 shares of common stock in open market transactions at an average price of $4.69 per share, for an aggregate consideration of $1.0 million. On December 27, 2023, 179,251 repurchased common shares were cancelled and have been removed from the Company’s share capital as of December 31, 2023 and the remaining 43,349 repurchased common shares have been classified as treasury shares as they were not cancelled as of December 31, 2023.

As of December 31, 2023, Toro had 19,021,758 common shares issued and 18,978,409 common shares outstanding (net of 43,349 treasury shares), including 1,240,000 restricted common shares issued pursuant to the Equity Incentive Plan (as defined and discussed in Note 11).